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                                                                    EXHIBIT 99.1


                              STANDSTILL AGREEMENT

     This STANDSTILL AGREEMENT (the "Agreement"), made and entered into by and between ATMOS ENERGY CORPORATION, a Texas corporation ("Atmos"), and UNITED CITIES GAS COMPANY, an Illinois and Virginia corporation ("United Cities"), and effective as of this 13th day of July, 1996,

                              W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into that certain Confidentiality Agreement, dated July 5, 1996 (the "Confidentiality Agreement");

     WHEREAS, pursuant to the Confidentiality Agreement, the parties hereto are evaluating a possible merger of United Cities and Atmos, subject to approval by the boards of directors and shareholders of United Cities and Atmos (the "Possible Transaction"); and

     WHEREAS, this Agreement is not intended to create any obligations for either party hereto with respect to the Possible Transaction, other than the agreements expressly set forth herein, and no other contract or agreement providing for the Possible Transaction shall be deemed to exist between the parties hereto.

     NOW, THEREFORE, for and in consideration of the premises and the agreements herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Standstill Provisions.  For a period of two years from the date of this
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Agreement, except as may otherwise be provided pursuant to the terms of a written definitive agreement between the parties and approved by their respective boards of directors with respect to the Possible Transaction negotiated pursuant to the Confidentiality Agreement, neither party shall, directly or indirectly:

               (a) acquire, or offer or agree to acquire, by purchase or otherwise, any securities or property of the other party (or direct or indirect rights or options to acquire any securities or property of the other party) except by way of stock, dividends or other distributions made on a pro rata basis with respect to securities of the other party acquired prior to the date of this Agreement;

               (b) solicit proxies or consents or become a participant in a "solicitation" (as such term is used in the Proxy Rules of the Securities and Exchange Commission) of proxies or consents with respect to securities of the other party with regard to any matter or otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the other party;

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               (c) induce, attempt to induce or in any manner assist any other person in initiating any stockholder proposal or a tender or exchange offer for securities of the other party or any change of control of the other party, or for the purpose of convening a stockholders' meeting of the other party;

               (d) make any public announcement or make any written or oral proposal or invitation to discuss any possibility, intention, plan or arrangement, relating to a tender or exchange offer for securities of the other party or a merger, consolidation or other business combination (or other similar transaction which should result in a change of control), sale of all or a substantial portion of the assets of the other party, recapitalization, restructuring, liquidation, dissolution or other extraordinary corporate transaction between such party and any of its affiliates and the other party or take any action which might require the other party to make a public announcement regarding any of the foregoing;

               (e) deposit any securities of the other party in a voting trust or subject any securities of the other party to any arrangement or agreement with respect to the voting of securities of the other party;

               (f) form, join or in any way participate in a partnership, limited partnership, syndicate or other group (or otherwise act in concert with any other person) for the purpose of acquiring, holding, voting and disposing of securities of the other party or taking any other actions restricted or prohibited under clauses (a) through (e) of this paragraph, or announce an intention to do, or enter into any arrangement or understanding with others to do, any of the actions restricted or prohibited under clauses (a) through (e) of this paragraph; or

               (g) request the other party (or its directors, officers, employees or agents), to amend or waive any provision of this paragraph (including this subsection (g)), except as may otherwise be provided pursuant to the terms of a written definitive agreement between the parties and approved by their respective boards of directors with respect to the Possible Transaction negotiated pursuant to the Confidentiality
     Agreement.

          2.   Exception to Standstill Provisions.
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               (a) Notwithstanding clauses (a), (e), and (f) of Paragraph 1 above, the employee benefit plans of either party may acquire securities of the other party if the aggregate beneficial ownership of all such plans of such party does not exceed one percent (1%) of the outstanding securities of the same class of the other party.

               (b) Nothing in this Agreement shall preclude or prevent Atmos from making a counter-offer to acquire United Cities in the event that
          (A) prior to the earlier of (i) the termination of negotiations pursuant to the Confidentiality

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          Agreement relating to a Possible Transaction, or (ii) the execution of a definitive agreement between the parties and approved by the respective boards of directors providing for the Possible Transaction, a third party makes an unsolicited bona fide publicly announced offer to acquire control of United Cities pursuant to a tender offer, merger, consolidation, share exchange, purchase of a substantial portion of assets, business combination or other similar transaction
          (a "Third Party Offer") and (B) United Cities thereafter (i) issues a statement recommending the Third Party Offer to its shareholders or
          (ii) United Cities either issues a statement not recommending the Third Party Offer or takes no position with respect to such offer but is required by a court to furnish the party making the Third Party Offer a list of shareholders of United Cities.

          3.   No Further Agreement.  This Agreement constitutes the entire
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agreement between the parties hereto concerning the subject matter hereof.  This
Agreement does not constitute an offer to engage in any transaction, including without limitation, the Possible Transaction, it does not impose any obligation to bargain in good faith in connection therewith, and no party hereto intends to be bound by any agreement concerning a Possible Transaction unless and until it agrees to and signs a formal written contract approved by its board of directors. Either party may terminate discussions regarding the Possible Transaction at any time, for any reason. Each party is free to pursue any other possible business transactions with any other persons at any time, and without any obligations to notify the other party that any such transaction is being considered, including any merger or other business combination. No person may reasonably rely on any promises inconsistent with this paragraph.

          4.   Binding Upon Successors.  This Agreement shall be binding upon
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and inure to the benefit of (i) the successors in interest of each of the parties hereto and (ii) any affiliate of any party hereto or any affiliate of any such successor in interest.

          5.   Choice of Law.  This Agreement shall be governed by and in
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accordance with the laws of the State of Illinois, without regard to the conflict of laws principles thereof.

          IN WITNESS WHEREOF, the undersigned have executed this Standstill Agreement as of the date first written above.


ATMOS ENERGY CORPORATION                UNITED CITIES GAS COMPANY



By: /s/ James F. Purser                  By: /s/ James B. Ford
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    James F. Purser                          James B. Ford
    Executive Vice President and             Senior Vice President and Treasurer
    Chief Financial Officer

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